Taxation (Details 2) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 USD ($)
Deferred tax assets:
Advertising expense in excess of deduction limit	¥ 25,473		¥ 385
Accrued expense and other payables	5,303		5,946
Net operating tax loss carry forwards	31,938		42,224
Total deferred tax assets	62,714		48,555
Less: valuation allowance	(62,714)	$ (62,714)	(48,555)	$ (48,555)	¥ (39,613)	$ (39,613)	$ (32,914)
Net deferred tax assets	¥ 0		¥ 0